UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2006

Long Beach Mortgage Loan Trust 2006-7

(Issuing Entity with respect to the Securities)

Long Beach Securities Corp.

(Depositor with respect to the Securities)

Washington Mutual Bank

(Sponsor with respect to the Securities)

_________________________________________

(Exact name of registrant as specified in its charter)

333-131252

(Commission File Number)

Delaware	33-0917586
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

1400 South Douglass Road, Suite 100, Anaheim, California 92806

(Address of principal executive offices, with zip code)

(714) 939-5200

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

 Item 8.01 Other Events.

On August 30, 2006, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2006-7, Asset-Backed Certificates, Series 2006-7 (the “Certificates”), were issued pursuant to a pooling and servicing agreement, dated as of August 1, 2006 (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the “Depositor”), Washington Mutual Bank as seller and servicer (“WMB”), Deutsche Bank National Trust Company as trustee and Deutsche Bank Trust Company Delaware, as Delaware trustee.  The Certificates consist of twenty-one classes of certificates (collectively, the “Certificates”), designated as the “Class I-A Certificates”, “Class II-A1 Certificates”, “Class II-A2 Certificates”, “Class II-A3 Certificates”, “Class II-A4 Certificates”, “Class M-1 Certificates”, “Class M-2 Certificates”, “Class M-3 Certificates”, “Class M-4 Certificates”, “Class M-5 Certificates”, “Class M-6 Certificates”, “Class M-7 Certificates”, “Class M-8 Certificates”, “Class M-9 Certificates”, “Class M-10 Certificates”, “Class M-11 Certificates”, “Class C Certificates”, “Class P Certificates”, “Class R Certificates”, “Class R-CX Certificates” and “Class R-PX Certificates.”  The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting of a pool (the “Mortgage Pool”) of adjustable-rate and fixed-rate residential mortgage loans having original terms to maturity up to 40 years (the “Mortgage Loans”).  The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of approximately $1,596,611,009.81 as of August 1, 2006 (the “Cut-off Date”).  The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated August 24, 2006 (the “Mortgage Loan Purchase Agreement”), between WMB and the Depositor.  The Depositor, WMB, WaMu Capital Corp. and Goldman, Sachs & Co. (together, WaMu Capital Corp. and Goldman, Sachs & Co. are the “Underwriters”) have entered into an Underwriting Agreement dated as of August 24, 2006 for the purchase of Class I-A Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates, the Class II-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates.

The Certificates have the following initial Certificate Balances and Pass-Through Rates:

Class	Initial Certificate Principal Balance or Notional Amount	Pass-Through Rate
I-A	$360,139,000.00	Variable
II-A1	$409,168,000.00	Variable
II-A2	$142,278,000.00	Variable
II-A3	$286,209,000.00	Variable
II-A4	$93,069,000.00	Variable
M-1	$51,092,000.00	Variable
M-2	$47,898,000.00	Variable
M-3	$29,537,000.00	Variable
M-4	$26,344,000.00	Variable
M-5	$25,546,000.00	Variable
M-6	$20,756,000.00	Variable
M-7	$15,966,000.00	Variable
M-8	$15,966,000.00	Variable
M-9	$11,176,000.00	Variable
M-10	$11,176,000.00	Variable
M-11	$15,966,000.00	Variable
C	$34,324,909.81	Variable
P	$100.00	N/A
R	100.00%	N/A
R-CX	100.00%	N/A
R-PX	100.00%	N/A

The Class I-A Certificates, the Class II-A1 Certificates, the Class II-A2 Certificates, the Class II-A3 Certificates and the Class II-A4 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class M-5 Certificates, the Class M-6 Certificates, the Class M-7 Certificates, the Class M-8 Certificates, the Class M-9 Certificates, the Class M-10 Certificates and the Class M-11 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 21, 2006, the Preliminary Prospectus Supplement, dated August 24, 2006 and the Prospectus Supplement, dated August 24, 2006, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b).  The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

 Item 9.01         Financial Statements and Exhibits

                         (a)        Not applicable

                         (b)        Not applicable

                         (c)        Exhibits

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, and Exhibits to the PSA.
4.2	Mortgage Loan Purchase Agreement.
4.3

ISDA Master Agreement including Schedule and Swap Confirmation each dated as of August 30, 2006 between Wachovia Bank, N.A. and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee on behalf of Long Beach Mortgage Loan Supplemental Interest Trust 2006-7.

4.4

Administrative Agent Agreement between WMB, as servicer, and Washington Mutual Mortgage Securities Corp., and its successors and assigns, in its capacity as Administrative Agent, effective as of April 1, 2006 (incorporated by reference from Exhibit 4.4 to Form 8-K filed under File No. 131-131252 on July 26, 2006).

4.5	PMI Mortgage Insurance Policy.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONG BEACH SECURITIES CORP.

Date: September 13, 2006	By: /s/ Barbara Loper
Name: Barbara Loper
Title: Authorized Transaction Management Officer

[Signature page to Form 8-K regarding the PSA and Material Agreements]

Index to Exhibits

Exhibit No.	Description
4.1	Pooling and Servicing Agreement, and Exhibits to the PSA.
4.2	Mortgage Loan Purchase Agreement.
4.3

ISDA Master Agreement including Schedule and Swap Confirmation each dated as of August 30, 2006 between Wachovia Bank, N.A. and Deutsche Bank National Trust Company, not in its individual capacity but solely as Trustee on behalf of Long Beach Mortgage Loan Supplemental Interest Trust 2006-7.

4.4

Administrative Agent Agreement between WMB, as servicer, and Washington Mutual Mortgage Securities Corp., and its successors and assigns, in its capacity as Administrative Agent, effective as of April 1, 2006 (incorporated by reference from Exhibit 4.4 to Form 8-K filed under File No. 131-131252 on July 26, 2006).

4.5	PMI Mortgage Insurance Policy.